American Century International Bond Funds Statement of Additional Information (SAI) Supplement
Supplement dated February 1, 2013 ■ Statement of Additional Information dated November 1, 2012

All references to Federico Garcia Zamora are deleted.

The following is added to the Accounts Managed table on page 42.
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Edward Boyle	Number of Accounts	3	0	1
	Assets	$1.4 billion 1	N/A	$1.0 million

1	Information is provided as of January 29, 2013. Includes $1.2 billion in International Bond Fund; and $29.6 million in Global Bond Fund.

The following is added to the Ownership of Securities table on pages 45.

Global Bond
Edward Boyle 1	A

International Bond
Edward Boyle 1	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1Information is provided as of January 29, 2013.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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